PORTFOLIO SELECT VARIABLE ANNUITYSM

Issued by

Transamerica Life Insurance Company

Supplement Dated January 22, 2010

to the

Prospectus dated May 1, 2009

Effective after close of business January 28, 2010, the Evergreen VA Diversified Capital Builder Fund and the Evergreen VA High Income Fund (the “Subaccounts”) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to those Subaccounts after January 28, 2010.

If you have any amount in the Subaccounts on January 29, 2010, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;

•	withdraw amounts from the Subaccounts; and

•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Evergreen VA Diversified Capital Builder Fund or the Evergreen VA High Income Fund, you need to provide us with new instructions for amounts that would have otherwise gone into those subaccounts.

As always, the availability of any subaccount as an investment option, including the Evergreen VA Diversified Capital Builder Fund and the Evergreen VA High Income Fund, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Portfolio Select Variable AnnuitySM dated May 1, 2009